SUPPLEMENT DATED OCTOBER 15, 2014

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 25, 2014

Arden Alternative Strategies Fund

Series of Arden Investment Series Trust

  Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information.  Please retain this Supplement for future reference.

  The following paragraphs are added to the Fund’s Prospectus and Statement of Additional Information.

  The Board has approved the retention of Ellington Management Group, L.L.C. (“Ellington”) as a sub-adviser to manage a portion of the Fund's assets using Global Macro strategies.  Ellington is located at 53 Forest Avenue, Old Greenwich, CT 06612.

  The Board has approved the retention of Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) as a sub-adviser to manage a portion of the Fund's assets using Global Macro strategies.  Goldman Sachs is located at 200 West Street, New York, NY 10282.